UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

On July 21, 2026, Co-Diagnostics, Inc. (the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission in connection with its Annual Meeting of Stockholders to be held on September 3, 2026 (the “Annual Meeting”). On September 4, 2026, the Company filed a Form 8-K with the Securities and Exchange Commission announcing that the Annual Meeting will be adjourned until September 24, 2026, 9:00 a.m. Mountain Time, at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, Salt Lake City, Utah 84109. The Company is providing this supplement to broadly disseminate that information. This supplement should be read in conjunction with the Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) and furnished to stockholders on or about July 21, 2026.